Exhibit 13.0

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Peace Arch Entertainment Group Inc. (the "Company") on Form 20-F for the period ending August 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to the best of our knowledge:

1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:    February 26, 2004

/s/  GARY HOWSAM

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 Name: Gary Howsam

 Title: Chief Executive Officer and President

/s/  MARA DI PASQUALE

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 Name: Mara Di Pasquale

 Title: Chief Financial Officer